Exhibit 24.1

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Ruth E. Bruch, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Ruth E. Bruch
Ruth E. Bruch

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ruth E. Bruch, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Nicholas M. Donofrio, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Nicholas M. Donofrio
Nicholas M. Donofrio

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Nicholas M. Donofrio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Gerald L. Hassell, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Gerald L. Hassell
Gerald L. Hassell

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Gerald L. Hassell, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Edmund F. Kelly, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Edmund F. Kelly
Edmund F. Kelly

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Edmund F. Kelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Robert P. Kelly, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Robert P. Kelly
Robert P. Kelly

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert P. Kelly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Richard J. Kogan, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Richard J. Kogan
Richard J. Kogan

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard J. Kogan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Michael J. Kowalski, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Michael J. Kowalski
Michael J. Kowalski

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael J. Kowalski, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, John A. Luke, Jr., the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ John A. Luke, Jr.
John A. Luke, Jr.

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John A. Luke, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Robert Mehrabian, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Robert Mehrabian
Robert Mehrabian

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Mehrabian, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Mark A. Nordenberg, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Mark A. Nordenberg
Mark A. Nordenberg

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Mark A. Nordenberg, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Catherine A. Rein, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Catherine A. Rein
Catherine A. Rein

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Catherine A. Rein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, William C. Richardson, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ William C. Richardson
William C. Richardson

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared William C. Richardson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Samuel C. Scott III, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Samuel C. Scott III
Samuel C. Scott III

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Samuel C. Scott III, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, John P. Surma, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ John P. Surma
John P. Surma

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John P. Surma, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

POWER OF ATTORNEY

CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

KNOW ALL MEN BY THESE PRESENTS: that I, Wesley W. von Schack, the principal, hereby name, constitute and appoint Jane C. Sherburne and Arlie R. Nogay, and each of them individually, with full power to act without the other and with full power of substitution and resubstitution, my true and lawful attorney-in-fact and agent to execute for me and in my name, place and stead, in any and all capacities, the Registration Statement on Form S-3 (or other appropriate form) to be filed for the offering or sale of shares of The Bank of New York Mellon Corporation (the “Corporation”) common stock in connection with the Corporation’s Direct Stock Purchase and Dividend Reinvestment Plan, and any successor plan or plans, and for any and all amendments (including post-effective amendments) to such registration statement, and any subsequent registration statements filed pursuant to the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person; and said persons are authorized to take or cause to be taken any and all such further actions in connection therewith in the name and on behalf of the Corporation as they, in their sole discretion, deem necessary or appropriate. This power of attorney is not intended to, and does not, revoke, or in any way affect, any prior power of attorney that I have executed.

In Witness Whereof, I have hereunto signed my name on the 8th day of June, 2010.

/s/ Wesley W. von Schack
Wesley W. von Schack

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Wesley W. von Schack, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Jane C. Sherburne and Arlie R. Nogay, have read the foregoing Power of Attorney. We are the persons identified therein as agents for the principal named therein.

We acknowledge our legal responsibilities.

In Witness Whereof, we have hereunto signed our names on the 8th day of June, 2010.

/s/ Jane C. Sherburne
Jane C. Sherburne

/s/ Arlie R. Nogay
Arlie R. Nogay

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Jane C. Sherburne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 8th day of June in the year 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Arlie R. Nogay, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

/s/ Patricia Cosgrove
Notary Public